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                                                                     EXHIBIT 4.1

COMMON STOCK                       [LOGO]                           COMMON STOCK

                                 KNOLL, INC.                  CUSIP 498904  10 1

               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


This certifies that



is the owner of



              FULLY PAID AND NON-ASSESSABLE COMMON STOCK
                               KNOLL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Patrick A. Milberger                            /s/ Burton B. Staniar
------------------------                            ---------------------
  SECRETARY                                                 CHAIRMAN

Countersigned and Registered:
             THE BANK OF NEW YORK
BY                                                      TRANSFER AGENT
                                                        AND REGISTRAR

                                                    AUTHORIZED SIGNATURE
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                                    KNOLL, INC.

The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common        UNIF GIFT MIN         Custodian
                                                    -------           -------
TEN ENT - as tenants by entireties                  (Cust)            (Minor)

JT TEN  - as joint tenants                 under Uniform Gifts to Minors Act
          with right of
          survivorship
          and not as                       ----------------------------------
          tenants in common                            (State)

         Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
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   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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                                                                          Shares
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of the Stock  represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock registered on the books of the within named
Corporation with full power of substitution in the premises.

                                  --------------------------------------------

Dated
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                                  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.